Leases - Summary of Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Assets
Operating lease right-of-use assets	¥ 29,652	$ 4,653	¥ 0
Liabilities
Operating lease liabilities, current	17,527	2,750	0
Operating lease liabilities, noncurrent	14,830	2,327	0
Total lease liabilities	¥ 32,357	$ 5,077	¥ 0